SEI INSTITUTIONAL INTERNATIONAL TRUST
PROSPECTUS
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information ("SAI") dated June 30, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Institutional International Trust (the "Trust") is an open-end management investment company that offers shareholders a convenient means of investing their funds in one or more professionally managed diversified and non-diversified portfolios of securities. The International Equity Portfolio, an investment portfolio of the Trust, offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the imposition of sales charges and the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Investments Distribution Co. (the Trust's distributor) and through participating broker-dealers, financial institutions and other organizations. This Prospectus relates to the Class D shares of the International Equity Portfolio (the "Portfolio").

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol.
FUND HIGHLIGHTS
             ___________________________________________________________________

The following summary provides basic information about the Class D shares of the Trust's International Equity Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES
                     Below is the investment objective and policies for the Portfolio. For more information, see "Investment Objective and Policies," "General Investment Policies and Risk Factors" and "Description of Permitted Investments and Risk Factors."

INTERNATIONAL EQUITY PORTFOLIO
                     The International Equity
                     Portfolio seeks to provide
                     long-term capital appreciation
                     by investing primarily in a
                     diversified portfolio of equity
                     securities of non-U.S. issuers.

UNDERSTANDING RISK
                     Shares of the Portfolio, like
                     shares of any mutual fund, will
                     fluctuate in value, and when you
                     sell your shares, they may be
                     worth more or less than what you
                     paid for them. The Portfolio may
                     invest in equity securities that
                     are affected by market and
                     economic factors, and in fixed
                     income securities that tend to
                     vary inversely with interest
                     rates and may be affected by
                     other market and economic
                     factors as well, which may cause
                     these securities to fluctuate in
                     value. Investing in the
                     securities of foreign companies
                     involves special risks and
                     considerations not typically
                     associated with investing in
                     U.S. companies. In addition,
                     there can be no assurance that
                     any Portfolio will achieve its
                     investment objective. See
                     "Investment Objectives and
                     Policies," "General Investment
                     Policies and Risk Factors" and
                     "Description of Permitted
                     Investments and Risk Factors."

TABLE OF

CONTENTS

FUND HIGHLIGHTS...................................      2
PORTFOLIO EXPENSES................................      4
FINANCIAL HIGHLIGHTS..............................      5
YOUR ACCOUNT AND DOING BUSINESS WITH US...........      6
INVESTMENT OBJECTIVE AND POLICIES.................      9
GENERAL INVESTMENT POLICIES AND RISK FACTORS......     10
INVESTMENT LIMITATIONS............................     11
THE MANAGER AND SHAREHOLDER SERVICING AGENT AND
 THE TRANSFER AGENT...............................     12
THE ADVISER.......................................     12
THE SUB-ADVISERS..................................     13
DISTRIBUTION......................................     15
PERFORMANCE.......................................     16
TAXES.............................................     16
ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH
 US...............................................     18
GENERAL INFORMATION...............................     22
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK
 FACTORS..........................................     25

MANAGEMENT PROFILE
                     SEI INVESTMENTS MANAGEMENT
                     CORPORATION ("SIMC") serves as
                     the investment adviser for the
                     International Equity Portfolio.
                     SEI Investments Fund Management
                     serves as the manager and
                     shareholder servicing agent of
                     the Trust. DST Systems, Inc.
                     acts as the transfer agent (the
                     "Transfer Agent") of the Class D
                     shares of the Trust. SEI
                     Investments Distribution Co.
                     acts as distributor
                     ("Distributor") of the Trust's
                     shares. See "The Manager,
                     Shareholder Servicing Agent and
                     Transfer Agent," "The Adviser,"
                     "The Sub-Advisers" and
                     "Distribution."
INVESTMENT
PHILOSOPHY
BELIEVING THAT NO SINGLE INVESTMENT ADVISER CAN DELIVER OUTSTANDING PERFORMANCE IN EVERY INVESTMENT CATEGORY, ONLY THOSE ADVISERS WHO HAVE DISTINGUISHED THEMSELVES WITHIN THEIR AREAS OF SPECIALIZATION ARE SELECTED TO ADVISE OUR MUTUAL FUNDS.

YOUR ACCOUNT AND DOING BUSINESS WITH US
                     You may open an account with just $1,000 and make additional investments with as little as $100. Class D shares of the Portfolio are offered at net asset value per share plus a maximum sales charge at the time of purchase of 5.00%. Shareholders who purchase higher amounts may qualify for a reduced sales charge. Redemptions of the Portfolio's shares are made at net asset value per share. See "Your Account and Doing Business with Us" and "Additional Information About Doing Business With Us."

DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "Dividends."

INFORMATION/SERVICE CONTACTS
                     For more information about Class D shares call 1-800-437-6016.

PORTFOLIO EXPENSES
                 _______________________________________________________________

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------------------

                                                INTERNATIONAL
                                               EQUITY PORTFOLIO
                                               ----------------
Maximum Sales Charge Imposed on Purchases           5.00%
Maximum Sales Charge Imposed on Reinvested
 Dividends                                           None
Redemption Fees (1)                                  None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

Management/Advisory Fees (after fee waiver)       .93%
12b-1 Fees (AFTER FEE WAIVER)(3)                  .25%
Other Expenses                                    .25%
---------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVER)
 (4)                                             1.43%
---------------------------------------------------------

(1) A CHARGE, CURRENTLY $10.00, IS IMPOSED ON WIRES OF REDEMPTION PROCEEDS OF THE PORTFOLIO'S CLASS D SHARES.

(2) CERTAIN OF THE ADVISERS HAVE AGREED TO WAIVE A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE WAIVERS. SUCH FEE WAIVERS ARE VOLUNTARY AND MAY BE TERMINATED AT ANY TIME IN THE SOLE DISCRETION OF EACH ENTITY THAT HAS AGREED TO WAIVE A PORTION OF ITS FEE. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADVISORY FEES WOULD BE .96% FOR THE PORTFOLIO.

(3) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS 12b-1 FEE, AND THE 12b-1 FEES SHOWN REFLECT THIS. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER 12b-1 FEES WOULD BE .30% FOR THE PORTFOLIO.

(4) ABSENT THESE FEE WAIVERS, THE TOTAL OPERATING EXPENSES WOULD BE 1.51% FOR THE PORTFOLIO. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE SUB-ADVISERS" AND "THE MANAGER AND SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT."

EXAMPLE
--------------------------------------------------------------------------------

                                                1 YR.    3 YRS.    5 YRS.    10 YRS.
                                               -------   -------   -------   --------
An investor in the Portfolio would pay the
 following expenses on a $1000 investment
 assuming (1) imposition of the maximum sales
 charge, (2) a 5% annual return and (3)
 redemption at the end of each time period:
International Equity                           $   64    $   93    $  124    $   213
-------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS D SHARES OF THE PORTFOLIO. THE PORTFOLIO ALSO OFFERS CLASS A SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT THERE ARE NO SALES CHARGES, DIFFERENT DISTRIBUTION COSTS AND NO TRANSFER AGENT COSTS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER AND SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT," "THE ADVISER," "THE SUB-ADVISERS" AND "DISTRIBUTION."

THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. SEE "PURCHASE OF SHARES." LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES OTHERWISE PERMITTED BY THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been derived from the financial statements audited by Price Waterhouse LLP, the Trust's independent accountants. Price Waterhouse LLP's report dated April 24, 1998 on the Trust's financial statements as of February 28, 1998, is incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED FEBRUARY 28,

                    NET ASSET      NET                          DISTRIBUTIONS                              NET
                      VALUE     INVESTMENT   NET REALIZED AND    FROM NET    DISTRIBUTIONS                ASSETS
                    BEGINNING    INCOME/        UNREALIZED      INVESTMENT   FROM RETAINED   RETURN OF    END OF       TOTAL
                    OF PERIOD     (LOSS)      GAINS/(LOSSES)    INCOME(2)    CAPITAL GAINS    CAPITAL     PERIOD       RETURN
--------------------------------------------------------------------------------------------------------------------------------
------------------
INTERNATIONAL
EQUITY PORTFOLIO
------------------

CLASS D
  1998 (3)           $ 9.58       $0.15           $ 0.77          $(0.16)       $(0.28)       $   --     $ 10.06          9.92%
  1997                 9.93        0.05             0.47           (0.05)        (0.82)           --        9.58          5.39
  1996                 9.56        0.04             1.50           (0.18)        (0.99)           --        9.93         16.77
  1995 (1)            10.81        0.01            (0.67)             --         (0.59)           --        9.56         (6.33)*

                                                                            RATIO OF
                      END OF     EXPENSES TO    (LOSS) TO     NET ASSETS     ASSETS    PORTFOLIO    AVERAGE
                      PERIOD     AVERAGE NET     AVERAGE      (EXCLUDING    (EXCLUDING TURNOVER    COMMISSION
                      (000)         ASSETS      NET ASSETS     WAIVERS)     WAIVERS)     RATE        RATE+
------------------
------------------
INTERNATIONAL
EQUITY PORTFOLIO
------------------
CLASS D
  1998 (3)            $ 302          1.36%         1.16%         1.45%       1.07%        75%      $0.0122
  1997                  177          1.55          0.71          1.65        0.61        117        0.0172
  1996                  199          1.65          0.58          1.90        0.33        102           n/a
  1995 (1)               51          1.47          0.42          1.48        0.41         64           n/a

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

 (1) INTERNATIONAL EQUITY CLASS D SHARES WERE OFFERED BEGINNING MAY 1, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.

 (2) DISTRIBUTIONS FROM NET INVESTMENT INCOME INCLUDE DISTRIBUTIONS OF CERTAIN FOREIGN CURRENCY GAINS AND LOSSES.

 (3) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS/(LOSSES) CALCULATED USING AVERAGE SHARES.

 + AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995. GENERALLY, NON-U.S. COMMISSIONS ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE, BUT HIGHER WHEN EXPRESSED AS A PERCENTAGE OF TRANSACTIONS BECAUSE OF THE LOWER PER-SHARE PRICES OF MANY NON-U.S. SECURITIES.

YOUR ACCOUNT AND DOING BUSINESS WITH US   ______________________________________

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Transfer Agent, DST Systems, Inc. Shares may also be purchased through financial institutions, broker-dealers, or other organizations ("Intermediaries") which have established a dealer agreement or other arrangement with SEI Investments Distribution Co. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE SHARES THROUGH INTERMEDIARIES
                     Class D shares of the Portfolio may be purchased through Intermediaries which provide various levels of shareholder services to their customers. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares.
                     To allow for processing and
                     transmittal of orders to the
                     Transfer Agent (or its
                     authorized agent) on the same
                     day, Intermediaries may impose
                     earlier cut-off times for
                     receipt of purchase orders.
                     Certain Intermediaries may
                     charge customer account fees.
                     Information concerning
                     shareholder services and any
                     charges will be provided to the
                     customer by the Intermediary.
WHAT IS AN
INTERMEDIARY?
ANY ENTITY, SUCH AS A BANK, BROKER-DEALER, OTHER FINANCIAL INSTITUTION, ASSOCIATION OR ORGANIZATION THAT HAS ENTERED INTO AN AGREEMENT WITH THE DISTRIBUTOR TO SELL CLASS D SHARES OF THE PORTFOLIO TO THEIR CUSTOMERS.

                           The shares you purchase through an Intermediary may
                     be held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

HOW TO BUY SHARES FROM THE TRANSFER AGENT
                     Account Application forms can be obtained by calling 1-800-437-6016.

OPENING AN ACCOUNT BY CHECK
                     You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to "Class D shares (Portfolio Name)." Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, (including certified or cashier's check), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

BY FED WIRE
                     To buy shares by Fed Wire, call toll-free at 1-800-437-6016.

AUTOMATIC INVESTMENT PLAN ("AIP")
                     You may systematically buy Class D shares through deductions from your checking or savings accounts, provided these accounts are maintained through banks which are part of the Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000.

                     Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements.

OTHER INFORMATION ABOUT BUYING SHARES SALES CHARGES
                     Your purchase is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Class D shares of the Portfolio to a "single purchaser," together with the reallowance paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                     INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------------------------------

                                                  SALES CHARGE AS        REALLOWANCE AND
                             SALES CHARGE AS        APPROPRIATE        BROKERAGE COMMISSION
                             A PERCENTAGE OF     PERCENTAGE OF NET       AS PERCENTAGE OF
AMOUNT OF PURCHASE            OFFERING PRICE      AMOUNT INVESTED         OFFERING PRICE
---------------------------------------------------------------------------------------
< $50,000                            5.00%               5.26%                   4.50%
$50,000 but < $100,000               4.50%               4.71%                   4.00%
$100,000 but < $250,000              3.50%               3.63%                   3.00%
$250,000 but < $500,000              2.50%               2.56%                   2.00%
$500,000 but < $1,000,000            2.00%               2.04%                   1.75%
$1,000,000 but < $2,000,000          1.00%               1.01%                   1.00%
$2,000,000 but < $4,000,000           .50%                .50%                    .50%
Over $4,000,000                    none                none                    none
-----------------------------------------------------------------------------

                           The commissions shown in the table above apply to
                     sales through Intermediaries. Under certain circumstances, commissions up to the amount of the entire sales charge may be re-allowed to certain Intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933.

RIGHT OF ACCUMULATION
                     A Right of Accumulation allows you, under certain circumstances, to combine your current purchase with the current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios in order to obtain a reduced sales charge.

LETTER OF INTENT
                     A Letter of Intent allows you, under certain circumstances, to aggregate anticipated purchases over a 13-month period to obtain a reduced sales charge.

SALES CHARGE WAIVER
                     Certain shareholders may qualify for a sales charge waiver. To determine whether or not you qualify for a sales charge waiver see "Additional Information About Doing Business with Us." Shareholders who qualify for a sales charge waiver must notify the Transfer Agent before purchasing shares.

EXCHANGING SHARES_______________________________________________________________

WHEN CAN YOU EXCHANGE SHARES?
                     Once good payment for your shares has been received and accepted (I.E., an account has been established), you may exchange some or all of your shares for Class D shares of SEI Tax Exempt Trust, SEI Liquid Asset Trust and SEI Institutional Managed Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge.

WHEN DO SALES CHARGES APPLY TO AN EXCHANGE?
                     Portfolios that are not money market portfolios currently impose a sales charge on Class D shares. If you exchange into one of these "non-money market" portfolios, you will have to pay a sales charge on any portion of your exchanged
                     Class D shares for which you
                     have not previously paid a sales
                     charge.

                           If you previously paid a
                     sales charge on your Class D
                     shares, no additional sales
                     charge will be assessed when you
                     exchange those Class D shares
                     for other Class D shares.

                           If you buy Class D shares
                     of a "non-money market" fund and
                     you receive a sales charge
                     waiver, you will be deemed to
                     have paid the sales charge for
                     purposes of this exchange
                     privilege. In calculating any
                     sales charge payable on your
                     exchange, the Trust will assume
                     that the first shares you
                     exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.
HOW DOES AN
EXCHANGE TAKE
PLACE?
WHEN MAKING AN EXCHANGE, YOU AUTHORIZE THE SALE OF YOUR SHARES OF THE PORTFOLIO IN ORDER TO PURCHASE THE SHARES OF ANOTHER PORTFOLIO. IN OTHER WORDS, YOU ARE EXECUTING A SELL ORDER AND THEN A BUY ORDER. THIS SALE OF YOUR SHARES IS A TAXABLE EVENT WHICH COULD RESULT IN A TAXABLE GAIN OR LOSS.

                           The Trust reserves the right to change the terms and
                     conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a non-money market portfolio.

REQUESTING AN EXCHANGE OF SHARES
                     To request an exchange, you must provide proper instructions in writing to the Transfer Agent. Telephone exchanges will also be accepted if you previously elected this option on your account application.

                           In the case of shares held "of record" by an
                     Intermediary but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

HOW TO SELL SHARES THROUGH THE TRANSFER AGENT
                     To sell your shares, a written request for redemption in good order must be received by the Transfer Agent. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request.

BY MAIL
                     For information about the proper form of redemption requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

BY TELEPHONE
                     You may sell your shares by telephone if you previously elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next
                     Business Day following receipt
                     of a valid telephone request for
                     redemption. Wire redemption
                     requests may be made by calling
                     the Transfer Agent at
                     1-800-437-6016, who will
                     subtract a wire redemption
                     charge (presently $10.00) from
                     the amount of the redemption.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")
                     You may establish a systematic
                     withdrawal plan for an account
                     with a $10,000 minimum balance.
                     Under the plan, redemptions can
                     be automatically processed from accounts (monthly, quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.
WHAT IS A
SIGNATURE
GUARANTEE?
A SIGNATURE GUARANTEE VERIFIES THE AUTHENTICITY OF YOUR SIGNATURE AND MAY BE OBTAINED FROM ANY OF THE FOLLOWING: BANKS, BROKERS, DEALERS, CERTAIN CREDIT UNIONS, SECURITIES EXCHANGE OR ASSOCIATION, CLEARING AGENCY OR SAVINGS ASSOCIATION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

INVESTMENT OBJECTIVE
AND POLICIES
         _______________________________________________________________________

INTERNATIONAL EQUITY PORTFOLIO
                     The International Equity
                     Portfolio seeks to provide
                     long-term capital appreciation
                     by investing primarily in a
                     diversified portfolio of equity
                     securities of non-U.S. issuers.

                           Under normal
                     circumstances, at least 65% of
                     the International Equity
                     Portfolio's assets will be
                     invested in equity securities of
                     non-U.S. issuers located in at
                     least three countries other than
                     the United States.

                           There can be no assurance
                     that the Portfolio will achieve
                     its objective.
WHAT ARE
INVESTMENT
OBJECTIVES AND
POLICIES?
THE PORTFOLIO'S INVESTMENT OBJECTIVE IS A STATEMENT OF WHAT IT SEEKS TO ACHIEVE. IT IS IMPORTANT TO MAKE SURE THAT THE INVESTMENT OBJECTIVE MATCHES YOUR OWN FINANCIAL NEEDS AND CIRCUMSTANCES. THE INVESTMENT POLICIES SECTION SPELLS OUT THE TYPES OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.

GENERAL INVESTMENT
POLICIES AND
RISK FACTORS
          ______________________________________________________________________

INTERNATIONAL EQUITY PORTFOLIO
                     Securities of non-U.S. issuers purchased by the Portfolio will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Portfolio expects its investments to emphasize both large and intermediate capitalization companies.

                           The International Equity Portfolio may enter into
                     forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio may also invest in foreign currency futures and in options on currencies. The Portfolio expects to be fully invested in its primary investments described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; and options on futures contracts.

                           The Portfolio is permitted to acquire floating and
                     variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its total assets in illiquid securities. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

                           For temporary defensive purposes, when the advisers
                     determine that market conditions warrant, the Portfolio may invest up to 50% of its assets in the U.S. and non-U.S. money market instruments described above and in other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or which are determined by the advisers to be of comparable quality; maintain a portion of its assets in cash; and invest in obligations of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or which are determined by the advisers to be of comparable quality. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                           In addition, for temporary defensive purposes, when
                     the advisers determine that market conditions warrant, the Portfolio may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements, and may hold a portion of their assets in cash for liquidity purposes.

                           For additional information regarding the permitted
                     investments of the Portfolio, see the "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations (including those listed below) are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.

                     THE INTERNATIONAL EQUITY PORTFOLIO MAY NOT:

                     1. With respect to 75% of its total assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                     2. Purchase any securities which would cause more than 25%
                       of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

                     The foregoing percentage limitations (except the limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND
SHAREHOLDER SERVICING
AGENT AND THE TRANSFER
AGENT           ________________________________________________________________

                     SEI Investments Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as shareholder servicing agent.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .45% of the average daily net assets of the International Equity Portfolio. SEI Management has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the total operating expenses of the Portfolio. SEI Management reserves the right to terminate this voluntary fee waivers and expense reimbursement at any time in its sole discretion.

                           For the fiscal year ended February 28, 1998, the
                     International Equity Portfolio paid a management fee of .45% of its average daily net assets.

                           The Trust and DST Systems, Inc., 330 W. 9th Street,
                     Kansas City, Missouri, 64105 ("DST") have entered into a separate transfer agent agreement with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent (the "Transfer Agent") and dividend disbursing agent for the Class D Shares of the Trust.
THE ADVISER
         _______________________________________________________________________

SEI INVESTMENTS MANAGEMENT CORPORATION
                     SEI Investments Management Corporation ("SIMC") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SIMC currently serves as manager or administrator to more than 46 investment companies, including more than 387 portfolios, which investment companies had more than $128 billion in assets as of May 31, 1998.

                           In its role as the adviser to the Portfolio, SIMC
                     operates as a "manager of managers." As adviser, SIMC oversees the investment advisory services provided to the Portfolio and manages the cash portion of the Portfolio's assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolio. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Portfolio's assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolio's investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE PORTFOLIO DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           For these advisory services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .505% of the International Equity Portfolio's average daily net assets.

                           For the fiscal year ended
                     February 28, 1998, the
                     International Equity Portfolio
                     paid an advisory fee, after fee
                     waivers, of .41% of its average
                     daily net assets. SIMC paid the
                     sub-advisers a fee based on a
                     percentage of the average
                     monthly market value of the
                     assets managed by each
                     sub-adviser out of its advisory
                     fee.

                           SIMC and the Trust have
                     obtained an exemptive order from
                     the Securities and Exchange
                     Commission (the "SEC") that
                     permits SIMC, with the approval
                     of the Trust's Board of
                     Trustees, to retain sub-advisers
                     unaffiliated with SIMC for the
                     Portfolio without submitting the
                     sub-advisory agreements to a
                     vote of the Portfolio's
                     shareholders. The exemptive
                     relief permits the disclosure of
                     only the aggregate amount
                     payable by SIMC under all such
                     sub-advisory agreements. The
                     Portfolio will notify
                     shareholders in the event of any
                     addition or change in the
                     identity of its sub-advisers.
INVESTMENT
ADVISER
A PORTFOLIO'S INVESTMENT ADVISER MANAGES THE INVESTMENT ACTIVITIES AND IS RESPONSIBLE FOR THE PERFORMANCE OF THE PORTFOLIO. THE ADVISER CONDUCTS INVESTMENT RESEARCH, EXECUTES INVESTMENT STRATEGIES BASED ON AN ASSESSMENT OF ECONOMIC AND MARKET CONDITIONS, AND DETERMINES WHICH SECURITIES TO BUY, HOLD OR SELL.
THE SUB-ADVISERS
               _________________________________________________________________

ACADIAN ASSET MANAGEMENT, INC.
                     Acadian Asset Management, Inc. ("Acadian") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977 and managed approximately $4.9 billion in assets invested globally as of May 31, 1998. Acadian's business address is Two International Place, 26th floor, Boston, Massachusetts 02110.

                           An investment committee has been responsible for
                     managing the Portfolio's assets allocated to Acadian since the Portfolio's inception.

CAPITAL GUARDIAN TRUST COMPANY
                     Capital Guardian Trust Company ("CGTC"), a California trust company founded in 1968, serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. CGTC, a wholly-owned subsidiary of The Capital Group Companies, Inc. has managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion primarily for institutional clients. The principal business address of CGTC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.

                           CGTC utilizes a multiple portfolio management system
                     under which a group of portfolio managers each will have investment discretion over a portion of a client's account. CGTC utilizes a research driven, value-oriented investment philosophy.

SCOTTISH WIDOWS INVESTMENT MANAGEMENT LIMITED
                     Scottish Widows Investment Management Limited ("Scottish Widows") acts as a Sub-Adviser for a portion of the assets of the International Equity Portfolio. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows was established to provide fund management across a board client base which includes both individual and institutional accounts. Scottish Widows employs a concentrated growth investment process and specializes in the European market. Scottish Widows is a registered investment adviser that managed approximately $43 billion among 67 accounts as of December 31, 1997. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.

                           Albert Morillo, a Director of Scottish Widows, is
                     primarily responsible for the day-to-day management and investment decisions made with respect to the assets of Scottish Widows' portion of the Portfolio. Mr. Morillo joined Scottish Widows as a UK analyst in 1985, and became the head of the European Team in 1991. Mr. Morillo sits on the Investment Policy Committee and has asset allocation responsibilities for the firm's global equity accounts. Mr. Morillo has been a member of the European Team since 1986.

SG PACIFIC ASSET MANAGEMENT, INC., SGY ASSET MANAGEMENT (SINGAPORE) LIMITED AND SG YAMAICHI ASSET MANAGEMENT CO., LTD.
                     SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc.) ("SG Pacific"), SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") and SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi") jointly serve as Sub-Adviser for a portion of the assets of the International Equity Portfolio. Societe Generale Asset Management (North Pacific), a French financial services conglomerate, has a controlling interest in SG Yamaichi, the parent of SG Pacific and SGY. SG Yamaichi also serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific and SGY are wholly-owned subsidiaries of SG Yamaichi. SG Yamaichi specializes in Japan and Pacific Basin equity management with both active and quantitative strategies. The principal address of SG Pacific is 30 Wall Street, 8th Floor, New York, New York 10005. The principal address of SGY is 138 Robinson Road, #13-01/05, Hong Leong Centre,

                     Singapore 068906. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan. SG Yamaichi and its affiliates currently manage over $19 billion in assets worldwide.

                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity Portfolio allocated to SG Pacific, SGY and SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986. Mr. Hiroyoshi Nakagawa oversees the Japan investment team in Tokyo, and also serves as a portfolio manager for the International Equity Portfolio. Mr. Nakagawa joined SG Yamaichi in 1977.
DISTRIBUTION
         _______________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Portfolio has adopted a distribution plan (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has adopted a shareholder servicing plan for its Class A shares (the "Class A Service Plan").

                           The Class D Plan provides for payments to the
                     Distributor at an annual rate of .30% of the Portfolio's average daily net assets attributable to Class D shares. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may, therefore, be higher or lower than its actual expenses. These payments may be used to compensate the Distributor for its services in connection with distribution assistance or provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

                           It is possible that a financial institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive the compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolio's shares.

PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolio may advertise yield and total return. These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yield or future returns. The yield of the Portfolio refers to the income generated by a hypothetical investment, net of any sales charge imposed in the case of some Class D shares, in the Portfolio over a thirty day period. This income is then "annualized" (i.e., the income received over thirty days is assumed to be generated over one year and is shown as a percentage of the investment). The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           The performance of the Class D shares of the
                     Portfolio will normally be lower than that of Class A shares of the Portfolio because of the additional distribution expenses, transfer agent expenses and sales charges (when applicable) charged to Class D shares.

                           The Portfolio may periodically compare its
                     performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           The Portfolio may quote various measures of
                     volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Portfolios or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS
OF THE PORTFOLIO
                     The Portfolio is treated as a
                     separate entity for federal
                     income tax purposes and is not
                     combined with the Trust's other
                     portfolios. The Portfolio
                     intends to continue to qualify
                     for the special tax treatment
                     afforded regulated investment
                     companies ("RICs") under
                     Subchapter M of the Internal
                     Revenue Code of 1986, as amended
                     (the "Code"), so as to be
                     relieved of federal income tax
                     on net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAXES
YOU MUST PAY TAXES ON THE PORTFOLIO'S EARNINGS WHETHER YOU TAKE YOUR PAYMENTS IN CASH OR ADDITIONAL SHARES.

TAX STATUS
OF DISTRIBUTIONS
                     The Portfolio will distribute
                     substantially all of its net
                     investment income (including net
                     short-term capital gains) and
                     net capital gain to
                     shareholders. Dividends from the
                     Portfolio's net investment
                     income will be taxable to its
                     shareholders as ordinary income,
                     whether received in cash or in
                     additional shares, to the extent
                     of the Portfolio's earnings and
                     profits and generally do not
                     qualify for the corporate
                     dividends-received deduction
                     unless derived from dividends
                     received by the Portfolio from
                     domestic (U.S.) corporations.
                     Distributions to shareholders of
                     net capital gains of the Portfolio also will not qualify for the dividends received deduction and will be taxable to shareholders as long-term capital gain, taxable at the rate of 20% for property held for more than 18 months and at the rate of 28% for property held for more than one year but not for more than 18 months, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares. The Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions. The Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.
DISTRIBUTIONS
THE PORTFOLIO DISTRIBUTES INCOME DIVIDENDS AND CAPITAL GAINS. INCOME DIVIDENDS REPRESENT THE EARNINGS FROM THE PORTFOLIO'S INVESTMENTS; CAPITAL GAINS DISTRIBUTIONS OCCUR WHEN INVESTMENTS IN THE PORTFOLIO ARE SOLD FOR MORE THAN THE ORIGINAL PURCHASE PRICE.

                           Investment income received by the Portfolio from
                     sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Portfolio is liable for foreign income taxes so withheld, the Portfolio intends to operate so as to meet the requirement of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Portfolio will be able to do so.

                           Each sale, exchange, or redemption of the Portfolio's
                     shares is a taxable transaction to the shareholder.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US
    ____________________________________________________________________________

BUSINESS DAYS
                     You may buy, sell or exchange
                     shares on days on which the New
                     York Stock Exchange is open for
                     business (a "Business Day"). All
                     purchase, exchange and
                     redemption requests received in
                     "good order" will be effective
                     as of the Business Day received
                     by the Transfer Agent (or its
                     authorized agent) as long as the
                     Transfer Agent (or its
                     authorized agent) receives the
                     order and, in the case of a
                     purchase request, payment,
                     before the Portfolio's net asset
                     value has been determined.
                     Otherwise the purchase will be
                     effective when payment is
                     received. Broker-dealers may
                     have separate arrangements with Class D shares of the Portfolio.

                           If an exchange request is
                     for shares of a portfolio whose
                     net asset value is calculated as
                     of a time earlier than that of
                     the Portfolio, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.
BUY, EXCHANGE AND
SELL REQUESTS ARE IN
"GOOD ORDER" WHEN:
- THE ACCOUNT NUMBER AND PORTFOLIO NAME ARE SHOWN
        - THE AMOUNT OF THE TRANSACTION IS SPECIFIED IN DOLLARS OR SHARES
        - SIGNATURES OF ALL OWNERS APPEAR EXACTLY AS THEY ARE REGISTERED ON THE ACCOUNT
        - ANY REQUIRED SIGNATURE GUARANTEES (IF APPLICABLE) ARE INCLUDED
        - OTHER SUPPORTING LEGAL DOCUMENTS (AS NECESSARY) ARE PRESENT

MINIMUM INVESTMENTS
                     The minimum initial investment in the Portfolio's Class D shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to preapproved payroll deduction plans). The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In addition, because excessive trading (including short-term "market timing" trading) can hurt the Portfolio's performance, the Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount.

                           Accounts under common control or ownership, including
                     those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

MAINTAINING A MINIMUM
ACCOUNT BALANCE
                     Due to the relatively high cost of handling small investments, the Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                           At various times, the Portfolio may be requested to
                     redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take up to 15 days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

NET ASSET VALUE
                     An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent plus any applicable sales charge (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer Agent of the redemption order.

HOW THE
NET ASSET VALUE
IS DETERMINED
                     The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. If there is no readily ascertainable market value for a security, SEI Management will make a good faith determination as to the "fair value" of the security. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional

                     Information). Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places.

RIGHTS OF ACCUMULATION
                     In calculating the sales charge rates applicable to current purchases of the Portfolio's shares, a "single purchaser" (defined below) is entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios ("Eligible Portfolios") which are sold subject to a comparable sales charge.

                           The term "single purchaser" refers to (i) an
                     individual, (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. Furthermore, under this provision, purchases by a single purchaser shall include purchases by an individual for his/her own account in combination with
                     (i) purchases of that individual and spouse for their joint accounts or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his/her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21). The Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT
                     By submitting a Letter of Intent (the "Letter") to the Transfer Agent, a single purchaser may purchase shares of the Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. It is the shareholder's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

                           Five percent (5%) of the total amount intended to be
                     purchased will be held in escrow by the Transfer Agent until such purchase is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. Such purchasers may include the value of all their shares of the Portfolio and of any of the other Eligible Portfolios in the Trust towards the completion of such Letter.

SALES CHARGE WAIVERS
                     No sales charge is imposed on shares of the Portfolio: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor ("participating broker-dealers"), for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to present employees of SEI or one of its affiliates, or of any entity which is a current service provider to the Trust; (iv) sold to tax-exempt organizations enumerated in
                     Section 501(c) of the Code or qualified employee benefit plans created under Sections 401, 403(b)(7) or 457 of the Code (but not IRAs or SEPs); (v) sold to fee-based clients of banks, financial planners and investment advisers; (vi) sold to clients of trust companies and bank trust departments; (vii) sold to trustees and officers of the Trust; (viii) purchased with proceeds from the recent redemption of Class D shares of another Portfolio of the Trust or another class of shares of a portfolio of the Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, or SEI Liquid Asset Trust; (ix) purchased with the proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies (other than Class D shares of the Trust listed in (viii) above) for which a front-end sales charge was paid (this offer will be extended, to cover shares on which a deferred sales charge was paid, if permitted under regulatory authorities' interpretation of applicable law); (x) sold to participants or members of certain affinity groups, such as trade associations or membership organizations, which have entered into arrangements with the Distributor; or (xi) sold to persons participating in certain financial services programs offered by the bank affiliates of First Security Corporation.

                           An investor relying upon any of the categories of
                     waivers of the sales charge must qualify such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which shares are purchased by the investor.

                           The waiver of the sales charge under circumstances
                     (viii) and (ix) above applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Transfer Agent must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in clauses (viii) and (ix) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call the Distributor at 1-800-437-6016 to confirm availability prior to initiating the procedures described in clauses (viii) and (ix) above.

                           Members of affinity groups such as trade associations
                     or membership organizations which have entered into arrangements relating to waivers of sales charges with the Distributor should contact the Distributor at 1-800-437-6016 for more information.

                           The Distributor has also entered into arrangements
                     with certain affinity groups and broker dealers wherein their members or clients are entitled to percentage-based discounts from the otherwise applicable sales charge for purchase of Class D shares. Currently, the percentage-based discount is either 10% or 50%.

SIGNATURE GUARANTEES
                     The Transfer Agent may require that the signatures on the written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply:
                     (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

TELEPHONE/WIRE INSTRUCTIONS
                     Redemption orders may be placed by telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

SYSTEMATIC
WITHDRAWAL
PLAN ("SWP")
                     Please note that if withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

HOW TO
CLOSE YOUR ACCOUNT
                     An account may be closed by providing written notice to the Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.
GENERAL INFORMATION
                  ______________________________________________________________

THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in the International Equity Portfolio through two separate classes: Class A and Class D, which provide for variations in distribution, shareholder servicing and transfer agent costs, voting rights, dividends, and the imposition of a sales charge on Class D Shares. This Prospectus offers the Class D shares of the Trust's International Equity Portfolio.

                           Additional information pertaining to the Trust may be
                     obtained by writing to SEI Investments Fund Management, Oaks, Pennsylvania 19456, or by calling 1-800-437-6016.

                     All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders of the Portfolio may obtain
                     asset allocation services from the Adviser and other financial intermediaries with respect to their investments in the Portfolio. If a sufficient amount of the Portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolio, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Portfolio.

TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. Each portfolio of the Trust will vote separately on matters relating solely to that portfolio. Shareholders of each class will vote separately on matters pertaining to its distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING
                     The Trust issues an unaudited report semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES
                     Shareholder inquires should be directed to the SEI Institutional International Trust, P.O. Box 419448, Kansas City, Missouri 64141-6448.

DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Currently, capital gains, if any, are distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SIMC at least 15 days prior to the distribution.

                           Dividends and capital gains of the Portfolio are paid
                     on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gains distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class D shares will normally be
                     lower than those on Class A shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

CUSTODIAN AND WIRE AGENT
                     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the assets of International Equity Portfolio (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.

DESCRIPTION
OF PERMITTED
INVESTMENTS AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolio, and the associated risk factors:

AMERICAN DEPOSITARY
RECEIPTS ("ADRs"),
CONTINENTAL DEPOSITARY
RECEIPTS ("CDRs"),
EUROPEAN DEPOSITARY
RECEIPTS ("EDRs") AND
GLOBAL DEPOSITARY RECEIPTS
("GDRs")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence similar ownership management. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

CONVERTIBLE SECURITIES
                     Convertible securities are securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock.

EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation and consist of common stock, preferred stock and warrants and other rights to acquire such instruments. Changes in the value of Portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities, but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS
                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

                           At the maturity of a forward contract, the Portfolio
                     may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON
FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Portfolio will only sell covered futures contracts and options on futures contracts.

                           An index futures contract is a bilateral agreement
                     pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Portfolio invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.

INVESTMENT COMPANIES
                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities, and are subject to limitations under the 1940 Act. A Portfolio may also incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

MONEY MARKET
INSTRUMENTS
                     Money market securities are high-quality, dollar and non-dollar denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF
SUPRANATIONAL ENTITIES
                     Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

OPTIONS
                     A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Put and call options on indices are similar to
                     options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           A Portfolio may purchase and write put and call
                     options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

                           All options written on indices or securities must be
                     covered. When a Portfolio writes an option on an index or security, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES OF FOREIGN ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio. Furthermore, emerging market countries may have less stable political environments than more developed countries.

SWAPS, CAPS, FLOORS AND COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Portfolio's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investment and their share price and yield.

U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association Securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank Securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae Securities)

U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes.

YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                           The Yankee obligations selected for a Fund will
                     adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and, no interest accrues to a Portfolio before settlement.

                     Additional information on other permitted investments can be found in the Statement of Additional Information.

SEI INSTITUTIONAL INTERNATIONAL TRUST
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
EMERGING MARKETS EQUITY PORTFOLIO
INTERNATIONAL FIXED INCOME PORTFOLIO
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated June 30, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Institutional International Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investments. This Prospectus offers the Class A shares of each of the Trust's equity and fixed income portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                                                        EMERGING                 EMERGING
                                                                          INTERNATIONAL  MARKETS   INTERNATIONAL  MARKETS
                                                                             EQUITY      EQUITY    FIXED INCOME    DEBT
                                                                           PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                          ------------  ---------  ------------  ---------
Management/Advisory Fees (AFTER FEE WAIVER AND REIMBURSEMENT) (1)                 .93%      1.35%          .85%      1.12%
12b-1 Fees                                                                        none       none          none       none
Total Other Expenses                                                              .35%       .60%          .15%       .23%
  Shareholder Servicing Fees (2)                                          .25%          .19%       .07%          .02%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVER) (3)                                  1.28%      1.95%         1.00%      1.35%
--------------------------------------------------------------------------------------------------------------------------

(1) CERTAIN OF THE ADVISERS HAVE AGREED TO WAIVE A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE WAIVERS. SUCH FEE WAIVERS ARE VOLUNTARY AND MAY BE TERMINATED AT ANY TIME IN THE SOLE DISCRETION OF EACH ENTITY THAT HAS AGREED TO WAIVE A PORTION OF ITS FEE. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADVISORY FEES WOULD BE .96% FOR THE INTERNATIONAL EQUITY PORTFOLIO, 1.70% FOR THE EMERGING MARKETS EQUITY PORTFOLIO, .90% FOR THE INTERNATIONAL FIXED INCOME PORTFOLIO AND 1.50% FOR THE EMERGING MARKETS DEBT PORTFOLIO. MANAGEMENT/ADVISORY FEES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.

(2) REFLECTS THE CURRENT LEVEL OF SHAREHOLDER SERVICING FEES. PLEASE SEE "DISTRIBUTION AND SHAREHOLDER SERVICING."

(3) ABSENT THIS FEE WAIVER, TOTAL OPERATING EXPENSES WOULD BE: 1.31% FOR THE INTERNATIONAL EQUITY PORTFOLIO, 2.30% FOR THE EMERGING MARKETS EQUITY PORTFOLIO, 1.05% FOR THE INTERNATIONAL FIXED INCOME PORTFOLIO, AND 1.73% FOR THE EMERGING MARKETS DEBT PORTFOLIO. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISERS," "THE SUB-ADVISERS" AND "THE MANAGER."

EXAMPLE
--------------------------------------------------------------------------------

                                                    1 YR.   3 YRS.   5 YRS.   10 YRS.
                                                    -----   ------   ------   -------
An investor in a Portfolio would pay the following
 expenses on a $1,000 investment assuming (1) a 5%
 annual return and (2) redemption at the end of
 each time period:
  International Equity                               $13     $41      $ 70     $155
  Emerging Markets Equity                            $20     $61      $105     $227
  International Fixed Income                         $10     $32      $ 55     $123
  Emerging Markets Debt                              $14     $43      $ 74     $162
-------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. THE INTERNATIONAL EQUITY PORTFOLIO ALSO OFFERS CLASS D SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS D SHARES BEAR SALES CHARGES, DIFFERENT DISTRIBUTION COSTS AND ADDITIONAL TRANSFER AGENT COSTS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISERS," "THE SUB-ADVISERS" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been derived from the financial statements audited by Price Waterhouse LLP, the Trust's independent accountants. Price Waterhouse LLP's report dated April 24, 1998 on the Trust's financial statements as of February 28, 1998, is incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED FEBRUARY 28,

                                        NET
                                      REALIZED                    DISTRIBUTIONS
            NET ASSET      NET          AND       DISTRIBUTIONS        FROM                       NET
              VALUE     INVESTMENT   UNREALIZED     FROM NET         REALIZED       RETURN      ASSETS
            BEGINNING    INCOME/       GAINS/      INVESTMENT        CAPITAL          OF       VALUE END     TOTAL
            OF PERIOD     (LOSS)      (LOSSES)      INCOME(5)         GAINS        CAPITAL     OF PERIOD     RETURN
--------------------------------------------------------------------------------------------------------------------
             ------------------------------
             INTERNATIONAL EQUITY PORTFOLIO
             ------------------------------
CLASS A
  1998(6)    $ 9.67       $ 0.17       $ 0.77        $(0.18)         $ (0.28)      $  --        $ 10.15       10.21%
  1997        10.00         0.09         0.47         (0.07)           (0.82)         --           9.67        5.70
  1996         9.59         0.14         1.45         (0.19)           (0.99)         --          10.00       17.30
  1995        11.00         0.15        (0.97)       --                (0.59)         --           9.59      (7.67)
  1994         8.93         0.13         2.05         (0.11)          --              --          11.00       24.44
  1993         9.09         0.16         0.04         (0.36)          --              --           8.93        2.17
  1992         9.56         0.19        (0.36)        (0.30)          --              --           9.09      (1.63)
  1991         9.62         0.18        (0.14)       --                (0.01)         (0.09)       9.56        0.36
  1990(1)     10.00         0.04        (0.42)       --               --              --           9.62     (3.70)*
             ------------------------------------
             EMERGING MARKETS EQUITY PORTFOLIO
             ------------------------------------
CLASS A
  1998       $12.87       $(0.03)      $(2.25)       $(0.03)         $ (0.01)      $  --        $ 10.55     (17.72)%
  1997        10.93         0.01         1.96         (0.02)           (0.01)         --          12.87       18.02
  1996        10.27        (0.02)        0.72        --                (0.04)         --          10.93        6.83
  1995(2)     10.00         0.01         0.26        --               --              --          10.27        2.70*
             -------------------------------------
             INTERNATIONAL FIXED INCOME PORTFOLIO
             -------------------------------------
CLASS A
  1998       $10.53       $ 0.23       $ 0.11        $(0.10)         $ (0.09)      $  --        $ 10.68        3.23%
  1997        10.77         0.71        (0.49)        (0.38)           (0.08)         --          10.53        1.85
  1996        10.42         0.58         0.89         (1.02)           (0.10)         --          10.77       13.96
  1995        10.23         0.43         0.40         (0.62)           (0.02)         --          10.42        8.43
  1994(3)     10.00         0.14         0.18         (0.09)          --              --          10.23        6.41*
             -------------------------
             EMERGING MARKETS DEBT
             -------------------------
CLASS A
  1998(4)    $10.00       $ 0.56       $--           $(0.25)         $--           $  --        $ 10.31        5.64%*

                                                                  RATIO OF
                                                                     NET
                                      RATIO OF     RATIO OF      INVESTMENT
                          RATIO OF      NET        EXPENSES        INCOME/
                          EXPENSES   INVESTMENT       TO          (LOSS) TO
            NET ASSETS       TO       INCOME/       AVERAGE      AVERAGE NET
              END OF      AVERAGE    (LOSS) TO    NET ASSETS       ASSETS       PORTFOLIO     AVERAGE
              PERIOD        NET       AVERAGE     (EXCLUDING     (EXCLUDING      TURNOVER    COMMISSION
               (000)       ASSETS    NET ASSETS    WAIVERS)       WAIVERS)         RATE        RATE+
------------------------------------------------------------------------------------------------------------------

            -----------------------------

            INTERNATIONAL EQUITY PORTFOLIO

            -----------------------------
CLASS A
  1998(6)     $ 851,542     1.21%       1.31%        1.30%           1.22%           75%      $0.0122
  1997          524,062     1.28        1.11         1.42            0.97           117        0.0172
  1996          347,646     1.25        1.29         1.29            1.25           102         --
  1995          328,503     1.19        1.30         1.21            1.28            64         --
  1994          503,498     1.10        1.46         1.24            1.32            19         --
  1993          178,287     1.10        1.80         1.53            1.37            23         --
  1992           92,456     1.10        2.07         1.52            1.65            79         --
  1991           35,829     1.10        3.52         1.64            2.98            14         --
  1990(1)         8,661     1.10        3.13         5.67          (1.44)         --            --

            -----------------------------------

            EMERGING MARKETS EQUITY PORTFOLIO

            -----------------------------------
CLASS A
  1998        $ 509,748     1.95%     (0.12)%        2.36%         (0.53)%           76%      $0.0019
  1997          221,474     1.95      (0.04)         2.55          (0.64)           100        0.0004
  1996           67,181     1.95      (0.23)         2.72          (1.00)           104         --
  1995(2)         5,300     1.95        1.79         4.98          (1.24)         --            --

            ------------------------------------

            INTERNATIONAL FIXED INCOME PORTFOLIO

            ------------------------------------
CLASS A
  1998        $ 408,974     1.00%       3.92%        1.24%           3.68%          280%       n/a
  1997          204,219     1.00        3.99         1.39            3.60           352        n/a
  1996           84,318     1.00        4.70         1.27            4.43           269         --
  1995           42,580     1.00        4.68         1.30            4.38           303         --
  1994(3)        23,678     1.00        3.81         1.61            3.20           126         --

            ------------------------

            EMERGING MARKETS DEBT

            ------------------------
CLASS A
  1998(4)     $ 154,284     1.35%       8.05%        1.94%           7.46%          269%       n/a

  *  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) INTERNATIONAL EQUITY CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 20, 1989. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY CLASS A SHARES WERE OFFERED BEGINNING JANUARY 17, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(3) INTERNATIONAL FIXED INCOME CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 1, 1993. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(4) EMERGING MARKETS DEBT CLASS A SHARES WERE OFFERED BEGINNING JUNE 29, 1997. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(5) DISTRIBUTIONS FROM NET INVESTMENT INCOME INCLUDE DISTRIBUTIONS OF CERTAIN FOREIGN CURRENCY GAINS AND LOSSES.
(6) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS/(LOSSES) CALCULATED USING AVERAGE SHARES.
+ AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995. GENERALLY, NON-U.S. COMMISSIONS ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE, BUT HIGHER WHEN EXPRESSED AS A PERCENTAGE OF TRANSACTIONS BECAUSE OF THE LOWER PER-SHARE PRICES OF MANY NON-U.S. SECURITIES.

THE TRUST
      __________________________________________________________________________

SEI INSTITUTIONAL INTERNATIONAL TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A shares of the Trust's International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios (each a "Portfolio" and, together, the "Portfolios"). The International Equity Portfolio has two separate classes of shares, Class A and Class D, which provide for variations in distribution, shareholder servicing and transfer agent costs, sales charges, voting rights and dividends. The investment advisers and sub-advisers to the Portfolios are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________
INTERNATIONAL EQUITY
                     The International Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

                           Under normal circumstances, at least 65% of the
                     International Equity Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.

                           Securities of non-U.S. issuers purchased by the
                     Portfolio will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Portfolio expects its investments to emphasize both large, intermediate and small capitalization companies.

                           The Portfolio expects to be fully invested in the
                     primary investments described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; and options on futures contracts. The Portfolio is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its total assets in illiquid securities. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

                           In addition to the policy on Temporary Defensive
                     Investments set forth in the "General Investment Policies" section, for temporary defensive purposes when the advisers determine that market conditions warrant, the Portfolio may invest up to 50% of its assets in U.S. and non-U.S. money market instruments and in other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or which are determined by the advisers to be of comparable quality; maintain a portion of such assets in cash; and invest such assets in obligations of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or which are determined by the advisers to be of comparable quality.

EMERGING MARKETS
EQUITY
                     The Emerging Markets Equity Portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

                           Under normal circumstances, at least 65% of the
                     Emerging Markets Equity Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. The Portfolio defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Portfolio's advisers consider emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country.

                           The Portfolio expects to be fully invested in the
                     primary investments described above, but may invest up to 35% of its total assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. These debt securities will include debt securities of governmental and private issuers in emerging market countries. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. The Portfolio may invest in certain debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

                           The Portfolio may invest up to 15% of its total
                     assets in illiquid securities. The Portfolio's advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. Investments in special situations may be liquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Portfolio's investment in them will be subject to its 15% restriction on investment in illiquid securities.

                           The Portfolio may invest up to 10% of its total
                     assets in shares of other investment companies. The Portfolio may invest in futures contracts and purchase securities on a when-issued or delayed delivery basis. The Portfolio may also purchase and write options to buy or sell futures contracts.

                           In addition to the policy on Temporary Defensive
                     Investments in the "General Investment Policies" section, for temporary defensive purposes when the advisers determine that market conditions warrant, the Portfolio may invest up to 20% of its total assets in the equity securities of companies included in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Portfolio generally invests.

INTERNATIONAL FIXED
INCOME
                     The International Fixed Income Portfolio seeks to provide capital appreciation and current income through investment primarily in investment grade, non-U.S. dollar denominated government, corporate, mortgage-backed and asset-backed fixed income securities.

                           Under normal circumstances, at least 65% of the
                     International Fixed Income Portfolio's assets will be invested in investment grade foreign government and foreign corporate, mortgage, and/or asset-backed fixed income securities of issuers located in at least three countries other than the United States.

                           The International Fixed Income Portfolio will invest
                     primarily in: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions;
                     (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign corporations; (iv) convertible securities issued by foreign corporations; (v) fixed income securities issued by foreign banks or bank holding companies; (vi) asset-backed securities; and (vii) mortgage-backed securities. All such investments will be in investment grade securities denominated in various currencies, including the euro. Investment grade securities are rated in one of the highest four rating categories by a nationally recognized statistical rating agency ("NRSRO") or determined by the adviser to be of comparable quality at the time of purchase.

                           The Portfolio expects to be fully invested in the
                     primary investments described above, but may invest in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities"), swaps, options and futures. The Portfolio may also purchase and write options to buy or sell futures contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling. The Portfolio may invest up to 10% of its total assets in illiquid securities. Furthermore, although the Portfolio will concentrate its investments in relatively developed countries, the Portfolio may invest up to 20% of its assets in fixed income securities of issuers in, or denominated in the currencies of, developing countries and that are investment-grade securities or determined by the advisers to be of comparable quality to such securities and debt obligations at the time of purchase.

                           Under normal circumstances, the portfolio turnover
                     rate for this Portfolio is expected to exceed 200% per year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs and taxes. The Portfolio will not consider portfolio turnover a limiting factor in implementing investment decisions which are consistent with the Portfolio's objectives and policies.

EMERGING MARKETS
DEBT
                     The investment objective of the Emerging Markets Debt Portfolio is to maximize total return.

                           Under normal circumstances, at least 80% of the
                     Emerging Markets Debt Portfolio's total assets will be invested in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure the outstanding debt of such issuers. The Portfolio defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Portfolio's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; that are organized under the laws of and have a principal office in an emerging market country; or that are government issuers located in an emerging market country.

                           Emerging market country fixed income securities in
                     which the Emerging Markets Debt Portfolio may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The Portfolio may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness, and which comprise a significant portion of the emerging debt market.

                           The Portfolio's investments in high yield government,
                     government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above (collectively, "High Yield Foreign Sovereign Debt Securities"). Even though many of these securities are issued by governmental issuers, they may still be considered junk bonds on account of the governmental issuer's poor credit rating. The Portfolio may also purchase investment grade obligations of the foregoing governmental issuers.

                           The Portfolio's investments in debt securities of
                     corporate issuers in emerging market countries may include high yield or investment grade debt securities or other obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located in other emerging market countries; or (ii) companies organized under the laws of an emerging market country.

                           The Portfolio expects to be fully invested in the
                     primary investments described above, but may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the Portfolio's objective. The Portfolio will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Portfolio may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued and delayed-delivery securities, lend portfolio securities and invest in shares of other investment companies. The Portfolio may purchase restricted securities and may invest up to 15% of the value of its total assets in illiquid securities. The Portfolio may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. The Portfolio may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

                           The securities in which the Portfolio will invest
                     will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Generally, the Portfolio's investments are expected to be in the lower and lowest rating categories established by internationally recognized credit rating organizations or determined to be of comparable quality. Such securities, commonly known as "junk bonds," involve significantly greater risks, including price volatility and the risk of default of payment of interest and principal, than higher rated securities.

                           There is no limit on the percentage of the
                     Portfolio's assets that may be invested in non-U.S. dollar denominated securities. However, it is expected that the majority of the Portfolio's assets will be denominated in U.S. dollars.

                           There can be no assurance that the Portfolios will
                     achieve their respective objectives.

GENERAL INVESTMENT
POLICIES AND RISK
FACTORS
    ____________________________________________________________________________
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

                           Investments in small or middle capitalization
                     companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
FIXED INCOME SECURITIES
                     Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not affect cash income derived from these securities, but will affect a Portfolio's net asset value.

                           There are no restrictions on the average maturity of
                     the International Fixed Income or the Emerging Markets Debt Portfolios or the maturity of any single instrument held by any Portfolio. Maturities may vary widely depending on the adviser's assessment of interest rate trends and other economic and market factors. In the event a security owned by a Portfolio is downgraded, the adviser will review the situation and take appropriate action with regard to the security. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities.
FOREIGN CURRENCY
TRANSACTIONS
                     The Portfolios may enter into forward foreign currency contracts to manage its foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Portfolios may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolios, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolios also may invest in foreign currency futures and in options on currencies.

HIGH YIELD, LOWER RATED
BONDS
                     The Emerging Markets Debt Portfolio may invest in lower rated securities. Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

                           Adverse economic developments can disrupt the market
                     for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

                           Lower rated or unrated debt obligations also present
                     risks based on payment expectations. If an issuer calls the obligations for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.
NON-DIVERSIFICATION
                     The International Fixed Income and Emerging Markets Debt Portfolios are non-diversified investment companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Portfolios may be invested in the obligations of a limited number of issuers. Although the advisers generally do not intend to invest more than 5% of each Portfolio's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of shares of the Portfolios may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolios intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Portfolios be diversified

                     (I.E., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.
SECURITIES OF FOREIGN
AND EMERGING MARKET
ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange or currency controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

                           A Portfolio's investments in emerging markets can be
                     considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                           In addition to the risks of investing in emerging
                     market country debt securities, a Portfolio's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Portfolio may have limited recourse in the event of default on such debt instruments.
TEMPORARY DEFENSIVE
INVESTMENTS
                     For temporary defensive purposes, when the advisers determine that market conditions warrant, the Portfolios may invest up to 100% of their assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements, and may hold a portion of their assets in cash. In addition, the Portfolios may invest in the foregoing instruments and hold cash for liquidity purposes.

                           For additional information regarding the Portfolios'
                     permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings see the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations (including those listed below) are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     EACH OF THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND EMERGING MARKETS DEBT PORTFOLIOS MAY NOT (EXCEPT AS NOTED BELOW):

                     1. With respect to 75% of its total assets, (i) purchase
                        securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to the Emerging Markets Debt Portfolio.

                     2. Purchase any securities which would cause more than 25%
                        of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

                     THE INTERNATIONAL FIXED INCOME PORTFOLIO MAY NOT:

                     1. Purchase any securities which would cause more than 25%
                        of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                     2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                           For purposes of the industry concentration
                     limitations discussed above, these definitions apply to each Portfolio, and for purposes of the International Fixed Income Portfolio, these limitations form part of the fundamental limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.

                           The foregoing percentage limitations (except the
                     limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Investments Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") for the Trust's Class A shares.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .45% of the average daily net assets of the International Equity Portfolio, .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Portfolios and .60% of the average daily net assets of the International Fixed Income Portfolio. SEI Management has voluntarily agreed to waive all or a portion of its fees, and if necessary, reimburse other operating expenses, in order to limit the total operating expenses of each Portfolio. SEI Management reserves the right to terminate these voluntary fee waivers at any time in its sole discretion.

                           For the fiscal year ended February 28, 1998, the
                     International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios paid management fees of .45%, .65%, .60%, and .54%, respectively, of their average daily net assets.

THE ADVISERS
          ______________________________________________________________________

                     Under advisory agreements with the Trust (the "Advisory Agreements"), SEI Investments Management Corporation ("SIMC") serves as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. Strategic Fixed Income, L.L.C. serves as the investment adviser for the International Fixed Income Portfolio. Under the Advisory Agreements, the investment advisers are authorized to make investment decisions for the assets of the Portfolios, and to continuously review, supervise and administer the Portfolios' investment program.

SEI INVESTMENTS
MANAGEMENT
CORPORATION
                     SIMC serves as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SIMC currently serves as manager or administrator to more than 46 investment companies, including more than 387 portfolios, which investment companies had more than $128 billion in assets as of May 31, 1998.

                           In its role as the investment adviser to the
                     International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios, SIMC operates as a "manager of managers." As adviser, SIMC oversees the investment advisory services provided to the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios and manages the cash portion of the International Equity and Emerging Markets Equity Portfolios' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND EMERGING MARKETS DEBT PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           For these advisory services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .505% of the International Equity Portfolio's average daily net assets, 1.05% of the Emerging Markets Equity Portfolio's average daily net assets, and .85% of the Emerging Markets Debt Portfolio's average daily net assets.

                           For the fiscal year ended February 28, 1998, the
                     International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios paid advisory fees, after fee waivers, of .41%, .70%, and .59% respectively, of their average daily net assets. SIMC paid the sub-advisers a fee based on a percentage of the average monthly market value of the assets managed by each sub-adviser out of its advisory fee.

                           SIMC and the Trust have obtained an exemptive order
                     from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SIMC for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements for each Portfolio. The Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.

STRATEGIC FIXED
INCOME, L.L.C.
                     Strategic Fixed Income, L.L.C. ("Strategic") serves as the investment adviser to the International Fixed Income Portfolio. Strategic is a Delaware limited liability company whose predecessor was formed in 1991 to manage multi-currency fixed income portfolios. The managing member of the firm is Gobi Investment Inc., of which Kenneth Windheim is the sole shareholder, and the limited partner is Strategic Investment Management ("SIM"). As of December 31, 1997, Strategic managed $5.7 billion of client assets. The principal address of Strategic is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.

                           Kenneth Windheim, President of Strategic, has been
                     the portfolio manager of the Portfolio since its inception in 1993. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of Strategic and portfolio managers of the Portfolio since April 1994 and May 1995, respectively. Prior to forming Strategic, Kenneth Windheim was the Chief Investment Officer and Managing Director of the group which managed global fixed income portfolios at Prudential Asset Management. Prior to joining Strategic, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining Strategic, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1992 to 1993, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.

                           Strategic is entitled to a fee which is calculated
                     daily and paid monthly by the Portfolio, at an annual rate of .30% of the average daily net assets of the International Fixed Income Portfolio. For the fiscal year ended February 28, 1997. Strategic received an advisory fee (after fee waivers) from the Portfolio of .25% of its average daily net assets.

THE SUB-ADVISERS
               _________________________________________________________________
ACADIAN ASSET
MANAGEMENT, INC.
                     Acadian Asset Management, Inc. ("Acadian") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977 and managed approximately $4.9 billion in assets invested globally as of May 31, 1998. Acadian's business address is Two International Place, 26th floor, Boston, Massachusetts 02110.

                           An investment committee has been responsible for
                     managing the Portfolio's assets allocated to Acadian since the Portfolio's inception.

CAPITAL GUARDIAN
TRUST COMPANY
                     Capital Guardian Trust Company ("CGTC"), a California trust company founded in 1968, serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. CGTC, a wholly-owned subsidiary of The Capital Group Companies, Inc., managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion primarily for institutional clients. The principal business address of CGTC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.

                           CGTC utilizes a multiple portfolio management system
                     under which a group of portfolio managers each will have investment discretion over a portion of a client's account. CGTC utilizes a research driven, value-oriented investment philosophy.

CORONATION ASSET
MANAGEMENT
(PROPRIETARY)
LIMITED
                     Coronation Asset Management (Proprietary) Limited ("Coronation") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of March 31, 1998, managed $4.7 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.

                           Investment decisions for Coronation's portion of the
                     Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
                     Credit Suisse Asset Management Limited ("Credit Suisse") acts as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Credit Suisse, a UK limited liability company formed in 1982, is a registered investment adviser that managed approximately $37.1 billion as of March 31, 1998. Credit Suisse is a wholly-owned subsidiary of the Credit Suisse Group, a financial services conglomerate headquartered in Zurich, Switzerland. Credit Suisse's principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

                           Glenn Wellman, a Managing Director of Credit Suisse,
                     and Isabel Knight, a Director of Credit Suisse, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Credit Suisse in 1993, Mr. Wellman was a Director and Senior Vice President at Alliance Capital Limited. Before joining Credit suisse in 1997, Ms. Knight was Senior Fund Manager at Foreign and Colonial from 1995 to 1997. From 1992 to 1995, Ms. Knight was a Portfolio Manager for Morgan Stanley Asset Management.

MONTGOMERY ASSET
MANAGEMENT, LLC
                     Montgomery Asset Management, LLC ("MAM") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. MAM is a subsidiary of Commerzbank A.G., a German financial institution. As of March 31, 1998, MAM had approximately $10.9 billion in assets under management. MAM has been providing investment management services for over seven years. The principal address of MAM is 101 California Street, San Francisco, California 94111.

                           Josephine S. Jimenez and Bryan L. Sudweeks share
                     primary responsibility for the portion of the Emerging Markets Equity Portfolio's assets allocated to MAM. Ms. Jimenez has sixteen years experience in emerging markets investment and Dr. Sudweeks has eleven years experience in emerging markets investment. Both joined MAM in 1991.

PARAMETRIC PORTFOLIO
ASSOCIATES
                     Parametric Portfolio Associates ("Parametric") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of May 31, 1998, Parametric managed approximately $3.0 billion in client assets. Parametric's business address is 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.

                           Clifford Quisenberry, CFA, Vice President and
                     Portfolio Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric. Mr. Quisenberry has eleven years experience in portfolio management. He joined Parametric in 1994.

SALOMON BROTHERS
ASSET MANAGEMENT INC
                     Salomon Brothers Asset Management Inc ("SBAM") serves as the sub-adviser for the assets of the Emerging Markets Debt Portfolio. SBAM, an indirect wholly-owned subsidiary of The Traveler's Group, is a Delaware corporation that was founded in 1987. SBAM is a registered investment adviser that currently manages approximately $27.8 billion in client assets. SBAM's principal business address is 7 World Trade Center, New York, New York 10048.

                           SBAM employs a team approach in managing the
                     Portfolio; however, Peter J. Wilby has the primary day-to-day responsibility for the Portfolio. Mr. Wilby, a Managing Director, joined SBAM in 1989 and is responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities.

SCOTTISH WIDOWS
INVESTMENT
MANAGEMENT LIMITED
                     Scottish Widows Investment Management Limited ("Scottish Widows") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows was established to provide fund management across a board client base which includes both individual and institutional accounts. Scottish Widows employs a concentrated growth investment process and specializes in the European market. Scottish Widows is a registered investment adviser that managed approximately $50 billion among 95 accounts as of March 31, 1998. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.

                           Albert Morillo, a Director of Scottish Widows, is
                     primarily responsible for the day-to-day management and investment decisions made with respect to the assets of Scottish Widows' portion of the Portfolio. Mr. Morillo joined Scottish Widows as a UK analyst in 1985, and became the head of the European Team in 1991. Mr. Morillo sits on the Investment Policy Committee and has asset allocation responsibilities for the firm's global equity accounts. Mr. Morillo has been a member of the European Team since 1986.

SG PACIFIC ASSET
MANAGEMENT, INC.,
SGY ASSET MANAGEMENT
(SINGAPORE) LIMITED
AND SG YAMAICHI
ASSET MANAGEMENT
CO., LTD.
                     SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc .)("SG Pacific") and SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") jointly serve as sub-adviser for a portion of the assets of the International Equity and Emerging Markets Equity Portfolios. Societe Generale Asset Management (North Pacific), a French financial services conglomerate, has a controlling interest in SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi"), the parent of SG Pacific and SGY. SG Yamaichi serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific and SGY are wholly-owned subsidiaries of SG Yamaichi. SG Yamaichi specializes in Japan and Pacific Basin equity management with both active and quantitative strategies. The principal address of SG Pacific is 30 Wall Street, 8th Floor, New York, New York 10005. The principal address of SGY is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan. SG Yamaichi and its affiliates currently manage over $19 billion in assets worldwide.

                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity and Emerging Markets Equity Portfolios allocated to SG Pacific, SGY and SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986. Mr. Hiroyoshi Nakagawa oversees the Japan investment team in Tokyo, and also serves as a portfolio manager for the International Equity Portfolio. Mr. Nakagawa joined SG Yamaichi in 1977.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

                           The Portfolios have adopted a shareholder service
                     plan for Class A shares (the "Class A Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Class A Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Portfolios may enter into such arrangements directly. Under the Class A Service Plan, a Portfolio may pay the Distributor a fee at a negotiated rate of up to .25% annually of the average daily net assets of such Portfolio attributable to Class A shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

                           In addition, the International Equity Portfolio has
                     adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent (or its authorized agent). Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment in a Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchase orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted on the next Business Day following the day the order is placed. Payment for such shares may only be transmitted or delivered in federal funds to the wire agent. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                           Purchases will be made in full and fractional shares
                     of the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investment and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

                           If there is no readily ascertainable market value for
                     a security, SEI Management will make a good faith determination as to the "fair value" of the security. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).

                           Shareholders who desire to redeem shares of the
                     Portfolios must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           The Trust intends to generally make redemptions in
                     cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, each Portfolio may advertise the yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yields or future returns. The yield of a Portfolio refers to the income generated by a hypothetical investment, net of any sales charge imposed in the case of some of the Class D shares, in such Portfolio over a thirty day period. This income is then "annualized" (I.E., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment).

                           The total return of a Portfolio refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           The performance of Class A shares will normally be
                     higher than for Class D shares because of the additional distribution expenses, transfer agency expenses and sales charge (when applicable) charged to Class D shares.

                           A Portfolio may periodically compare its performance
                     to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           A Portfolio may quote various measures of volatility
                     and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE
PORTFOLIOS
                     Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolios intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF
DISTRIBUTIONS
                     Each Portfolio distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and generally will not qualify for the corporate dividends-received deduction unless derived from dividends received by a Portfolio from domestic (U.S.) corporations. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for the dividends received deduction and will be taxable to shareholders as long-term capital gain, taxable at the rate of 20% for property held for more than 18 months and at the rate of 28% for property held for more than one year but not for more than 18 months, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares. The Portfolios provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Each Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Portfolios from
                     sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Portfolio is liable for foreign income taxes so withheld, the Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Portfolios intend to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Portfolios will be able to do so.

                           Each sale, exchange or redemption of Portfolio shares
                     is a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The Declaration of Trust permits the Trust to offer separate series of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in one or more of the Portfolios
                     may obtain asset allocation services from the Adviser and other financial intermediaries with respect to their investments in such Portfolios. If a sufficient amount of a Portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolios, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Portfolios.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Investments Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Portfolio are
                     paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the assets of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND RISK
FACTORS   ______________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRs"),
CONTINENTAL DEPOSITARY
RECEIPTS ("CDRs"),
EUROPEAN DEPOSITARY
RECEIPTS ("EDRs") AND
GLOBAL DEPOSITARY
RECEIPTS ("GDRs")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.
ASSET-BACKED SECURITIES
                     Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
BRADY BONDS
                     Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring (the "Brady Plan"). Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between

                     12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.
CONVERTIBLE SECURITIES
                     Convertible securities are securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock.
DOLLAR ROLLS
                     "Dollar rolls" are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase.
EUROBONDS
                     A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.
FORWARD FOREIGN CURRENCY
CONTRACTS
                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

                           At the maturity of a forward contract, the Portfolio
                     may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.
FUTURES AND OPTIONS ON
FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

                           An index futures contract is a bilateral agreement
                     pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Portfolio invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.
HIGH YIELD FOREIGN
SOVEREIGN DEBT
SECURITIES
                     Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

                           In addition, the Emerging Markets Equity Portfolio
                     believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. To the extent these investments are deemed illiquid, the Emerging Markets Equity Portfolio's investment in them will be consistent with its 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees.
INVESTMENT COMPANIES
                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities and are subject to limitations under the 1940 Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

JUNK BONDS
                     Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.
LOAN PARTICIPATIONS AND
ASSIGNMENTS
                     Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Portfolio derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Portfolio may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Portfolio may also be subject to the risk that the intermediary bank may become insolvent.

                           Loan assignments are investments in assignments of
                     all or a portion of certain loans from third parties. When a Portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Portfolio may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Portfolios' advisers based on criteria approved by the Board of Trustees.
MONEY MARKET INSTRUMENTS
                     Money market securities are high-quality, dollar and non dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED
SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities in the United States are Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"):  CMBS
                     are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, GNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

                           PARALLEL PAY SECURITIES; PAC BONDS:  Parallel pay
                     CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                           PFANDBRIEFE: A PFANDBRIEFE IS A FIXED-TERM,
                     FIXED-RATE BOND ISSUED BY A GERMAN MORTGAGE BANK OR A PUBLIC-SECTOR BANK TO FINANCE SECURED REAL ESTATE LOANS OR PUBLIC SECTOR LOANS. ALTHOUGH PFANDBRIEFE ARE COLLATERALIZED SECURITIES, THE ISSUER ASSUMES ALL OF THE PREPAYMENT RISK.
OBLIGATIONS OF
SUPRANATIONAL ENTITIES
                     Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

OPTIONS
                     A Portfolio may purchase and write put and call options on indices or securities and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Put and call options on indices are similar to
                     options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           A Portfolio may purchase and write put and call
                     options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

                           All options written on indices or securities must be
                     covered. When a Portfolio writes an option on an index or security, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
PRIVATIZATIONS
                     Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Portfolio may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
RECEIPTS
                     Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.
REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
REVERSE REPURCHASE
AGREEMENTS
                     Certain Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Portfolio enters into a reverse repurchase agreement, it places in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SHORT SALES
                     A short sale involves the sale by a Portfolio of a security which it does not own. A Portfolio may only sell securities short "against the box." A short sale is "against the box" if at all times during which the short position is open, the Portfolio owns (or has the right to acquire) at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

STRUCTURED SECURITIES
                     The Emerging Markets Debt Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
SWAPS, CAPS, FLOORS AND
COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Portfolio's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investment and their share price and yield.
U.S. GOVERNMENT AGENCY
SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., Government National Mortgage Association Securities), and others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank Securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae Securities).

U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the Federal book-entry system.
U.S. TREASURY RECEIPTS
                     U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed-income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement.
YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                           The Yankee obligations selected for a Fund will
                     adhere to the same quality standards as those utilized for the selection of domestic debt obligations.
ZERO COUPON, PAY IN-KIND
AND DEFERRED PAYMENT
SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

                     Additional information on other permitted investments can be found in the Statement of Additional Information.

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
TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objectives and Policies...............          4
General Investment Policies and Risk Factors.....          8
Investment Limitations...........................         12
The Manager......................................         13
The Advisers.....................................         14
The Sub-Advisers.................................         16
Distribution and Shareholder Servicing...........         19
Purchase and Redemption of Shares................         19
Performance......................................         21
Taxes............................................         22
General Information..............................         23
Description of Permitted Investments and Risk
 Factors.........................................         25

                     SEI INSTITUTIONAL INTERNATIONAL TRUST

Manager:

  SEI Investments Fund Management

Distributor:

  SEI Investments Distribution Co.

Investment Advisers and Sub-Advisers:

Acadian Asset Management, Inc.
Capital Guardian Trust Company
Coronation Asset Management
  (Proprietary) Limited
Credit Suisse Asset Management Limited
Montgomery Asset Management, LLC
Parametric Portfolio Associates
Salomon Brothers Asset Management Inc
Scottish Widows Investment Management
  Limited
SEI Investments Management Corporation
SG Pacific Asset Management, Inc.
SG Yamaichi Asset Management Co., Ltd.
SGY Asset Management (Singapore) Limited
Strategic Fixed Income, L.L.C.

    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional International Trust (the "Trust"), and should be read in conjunction with the Trust's Prospectuses dated June 30, 1998. Prospectuses may be obtained without charge by writing the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust.............................................................................        S-2
Risk Factors..........................................................................        S-2
Description of Permitted Investments..................................................        S-3
Description of Ratings................................................................       S-10
Investment Limitations................................................................       S-14
Non-Fundamental Policies..............................................................       S-15
The Manager...........................................................................       S-16
The Advisers and Sub-Advisers.........................................................       S-17
Distribution and Shareholder Servicing................................................       S-18
Trustees and Officers of the Trust....................................................       S-19
Performance...........................................................................       S-22
Purchase and Redemption of Shares.....................................................       S-23
Shareholder Services (Class D shares).................................................       S-24
Taxes.................................................................................       S-26
Portfolio Transactions................................................................       S-27
Description of Shares.................................................................       S-30
Limitation of Trustees' Liability.....................................................       S-30
Voting................................................................................       S-30
Shareholder Liability.................................................................       S-30
Control Persons and Principal Holders of Securities...................................       S-31
Experts...............................................................................       S-31
Counsel...............................................................................       S-31
Financial Statements..................................................................       S-31

June 30, 1998

                                   THE TRUST

    SEI Institutional International Trust (formerly, "SEI International Trust") (the "Trust") is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated June 30, 1988, and which has diversified and non-diversified portfolios. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between a Portfolio's Class A shares and Class D shares pertaining to distribution and shareholder servicing plans, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

    This Statement of Additional Information relates to the following portfolios: International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios (each a "Portfolio" and, together, the "Portfolios"), and any different classes of the Portfolios.

                                  RISK FACTORS

YEAR 2000

    The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, business and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

THE EURO

    On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert or tie their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

    Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

                      DESCRIPTION OF PERMITTED INVESTMENTS

    AMERICAN DEPOSITORY RECEIPTS ("ADRS")--Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    ASSET-BACKED SECURITIES--Certain Portfolios may invest in securities backed by automobile, credit-card or other types of receivables in securities backed by other types of assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancements techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

    BANK OBLIGATIONS--Bank obligations of United States and foreign commercial banks or savings and loan institutions which the Portfolios may buy include certificates of deposit, time deposits and bankers' acceptances. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser.

    BRADY BONDS--Based upon current market conditions, a Portfolio would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Emerging Markets Debt Portfolio invests are likely to be acquired at a discount, which involves certain additional considerations.

    Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    CERTIFICATES OF DEPOSIT--A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

    COMMERCIAL PAPER--Commercial paper which the Portfolios may purchase includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. There is no secondary market for the notes.

    CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.

    FORWARD FOREIGN CURRENCY CONTRACTS--Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

    When entering into a contract for the purchase or sale of a security in a foreign currency, a Portfolio may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

    Also, when an adviser anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Portfolio will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

    FUTURES AND OPTIONS OF FUTURES--A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a

Portfolio's return. No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "market to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

    A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets.

    HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES--The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

    INVESTMENT COMPANIES--As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Portfolio continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.

    LOWER RATED SECURITIES--Certain Portfolios may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Portfolio. In addition, a Portfolio may invest in unrated securities subject to the restrictions stated in the Prospectus.

    GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severly disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Portfolios' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would aversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

    LEGISLATION. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

    TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the tax code even though the Portfolio has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

    MORTGAGE-BACKED SECURITIES--Mortgage-backed securities in which a Portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-backed securities are guaranteed by a third-party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Portfolio purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. When the mortgage-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments of the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Portfolio. In addition, regular payments received in respect to mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Portfolio will receive when these amounts are reinvested.

    A Portfolio may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, a Portfolio will utilize the expected average life of the security, as estimated in good faith by the Portfolio's advisers. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

    OPTIONS--A Portfolio may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

    A Portfolio may write call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. A Portfolio will write only "covered" call options. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission (the "SEC") that OTC options are generally illiquid.

    PAY-IN-KIND-BONDS--Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

    RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; see "Zero Coupon Securities."

    REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Adviser and Sub-Advisers (collectively, the "Advisers") enter into repurchase agreements only with financial institutions which they deem to present minimal risk of bankruptcy during the term of the agreement based on guidelines which are periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. A Portfolio will have actual or constructive possession of the security or collateral for the repurchase agreement. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. The underlying security will be marked to market daily. The Advisers monitor compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor.

    RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

    SECURITIES LENDING--Loans are made only to borrowers deemed by the advisers to be in good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Portfolios may use the Distributor as a broker in these transactions.

    SOVEREIGN DEBT--The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

    SWAP, CAPS, FLOORS AND COLLARS--In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Portfolio may have under these types of arrangements will covered by setting aside cash or liquid securities in a segregated account. A Portfolio will enter into swaps only with counterparties believed to be creditworthy.

    TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than 7 days, are considered to be illiquid.

    U.S. GOVERNMENT AGENCY SECURITIES--Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the market obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

    VARIABLE AND FLOATING RATE INSTRUMENTS--There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security on a forward commitment prior to settlement if the Adviser deems it appropriate to do so. When investing in when-issued securities, a Portfolio will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for purposes of leveraging.

    ZERO COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs, LYONS and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities. The Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

        CORPORATE ZERO COUPON SECURITIES--Corporate zero coupon securities are:
(i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

                             DESCRIPTION OF RATINGS

    The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    Commercial paper rated A by Standard and Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1 and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a "satisfactory" degree of safety regarding timely payment.

    Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investor's Service, Inc. ("Moody's") are judged by Moody's to be of the "superior" quality and "strong" quality, respectively, on the basis of relative repayment capacity.

    The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Services, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

    The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

    The designation A1, the highest rating category established by IBCA Limited ("IBCA"), indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF CORPORATE BOND RATINGS

    Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

    When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

    Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

    Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

    Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

    Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

    Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

    Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

    While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

                             INVESTMENT LIMITATIONS

The International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios may not:

 1. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
    (ii) enter into repurchase agreements; and (iii) lend its securities.

 2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

 3. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 4. Issue senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except as permitted by rule, regulation or order of the SEC.

 5. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The International Fixed Income Portfolio may not:

 1. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectuses in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at current value at the time of the incurrence of such loan.

 2. Make loans, except that the Portfolio may (i) purchase or hold debt securities in accordance with its investment objectives and policies; (ii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information; and (iii) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the total assets of the International Fixed Income Portfolio.

 3. Invest in companies for the purpose of exercising control.

 4. Acquire more than 10% of the voting securities of any one issuer.

 5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Portfolio may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

 6. Make short sales of securities, maintain a short position or purchase securities on margin, except as described in the Prospectus and except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds. Under these rules and regulations, the Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more then 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. A Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

 9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectuses and this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

11. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Purchase restricted securities (securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectuses and this Statement of Additional Information.

    The foregoing percentages will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security. These investment limitations and the investment limitations in the Prospectuses are fundamental policies of the Trust and may not be changed without shareholder approval.

                            NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies and may be changed without shareholder approval.

The International Equity, Emerging Markets Equity and Emerging Market Debt Portfolios may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

4. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its total assets would be invested in illiquid securities.

6. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

    The foregoing percentages will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

                                  THE MANAGER

    The Trust and SEI Investments Fund Management ("SEI Management" or the "Manager") have entered into a Management Agreement (the "Management Agreement"). Formerly, SEI Investments Management Corporation ("SIMC") served as the manager to the Trust. The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolios, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Portfolios or by the Manager on not less than 30 days' nor more than 60 days' written notice. This Agreement shall not be assignable by either party without the written consent of the other party.

    The Manager, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Manager. SEI Investments and its subsidiaries and affiliates, including the Manager, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Manager and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

    If operating expenses of any Portfolio exceed applicable limitations, the Manager will pay such excess. The Manager will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

    For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the Portfolios paid fees to the Manager as follows:

                                             MANAGEMENT FEES PAID     MANAGEMENT FEES
                                              (REIMBURSED) (000)       WAIVED (000)
                                            ----------------------  -------------------
PORTFOLIO                                    1996    1997    1998   1996  1997   1998
------------------------------------------  ------  ------  ------  ----  ----  -------
International Equity Portfolio............  $1,312  $2,046  $2,975  $119  $ 41  $     0
Emerging Markets Equity Portfolio.........  $  (29) $  725  $2,180  $230  $249  $     0
International Fixed Income Portfolio......  $  231  $  714  $1,784  $140  $161  $    11
Emerging Markets Debt Portfolio...........    *       *     $  311   *     *    $    64

------------------------

*   Not in operation during such period.

                         THE ADVISERS AND SUB-ADVISERS

    The Advisory Agreements and certain of the Sub-Advisory Agreements provide that SEI Investments Management Corporation ("SIMC" or the "Adviser") (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

    The continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Advisory or Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser or Sub-Adviser, or by the Adviser or Sub-Adviser on 90 days' written notice to the Trust.

    SIMC has obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio.

    For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the Portfolios paid advisory fees as follows:

                                                         FEES PAID (000)          FEE WAIVERS (000)
                                                    --------------------------  ---------------------
PORTFOLIO                                             1996       1997    1998    1996    1997   1998
--------------------------------------------------  ---------   ------  ------  ------   ----  ------
International Equity Portfolio....................  $1,524(1)   $2,113  $2,719  $ 0(1)   $223  $  619
Emerging Markets Equity Portfolio.................  $  297(1)   $1,262  $2,341  $ 0(1)   $309  $1,180
International Fixed Income........................  $  155      $  362  $  748  $31      $ 72  $  150
Emerging Markets Debt Portfolio...................    *           *     $  340   *        *    $  149

------------------------

*   Not in operation during such period.

(1) Includes amounts paid to the Portfolios' Sub-Advisers under the former investment advisory agreements.

    For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, SIMC paid sub-advisory fees as follows:

                                                      SUB-ADVISORY FEES     SUB-ADVISORY FEES
                                                          PAID (000)           WAIVED (000)
                                                    ----------------------  ------------------
PORTFOLIO                                            1996    1997    1998   1996   1997   1998
--------------------------------------------------  ------  ------  ------  ----   ----   ----
International Equity Portfolio....................  $    0  $1,389  $1,727  $  0   $ 0    $ 0
Emerging Markets Equity Portfolio.................  $    0  $  949  $1,846  $  0   $ 0    $ 0
Emerging Markets Debt Portfolio...................    *       *     $  254   *      *     $ 0

------------------------

*   Not in operation during such period.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    The Trust has adopted a Distribution Agreement for the Portfolios. The Trust has also adopted a Distribution Plan (the "Class D Plan") for the shares of the Class D shares of the International Equity Portfolio in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this connection, the Board of Trustees has determined that the Class D Plan and Distribution Agreement are in the best interests of the shareholders. Continuance of the Class D Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees, as defined in the Class D Plan. The Class D Plan requires that quarterly written reports of amounts spent under the Class D Plan and the purposes of such expenditures be furnished and reviewed by the Trustees. The Class D Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio or class affected. All material amendments of the Class D Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

    The Class D Plan provides that the Trust will pay a fee of up to .30% of the average daily net assets of the International Equity Portfolio's Class D shares that the Distributor can use to compensate broker-dealers and service providers, including SEI Investments Distribution Co. and its affiliates, which provide distribution-related services to the International Equity Portfolio's Class D shareholders or their customers who beneficially own Class D shares. The Class D Plan provides that, if there are more than one series of Trust securities having a Class D class, expenses incurred pursuant to the Class D Plan will be allocated among such several series of the Trust on the basis of their relative net asset values, unless otherwise determined by a majority of the Qualified Trustees. See "Distribution" in the Class D Prospectus.

    The distribution related services that may be provided under the Plan include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; and placing net purchase and redemption orders with the Distributor; and automatically investing customer account cash balances.

    Except to the extent that the Manager and Adviser benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Class D Plan or related agreements.

    The Portfolios have also adopted a shareholder servicing plan for their Class A shares (the "Service Plan"). Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

    Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the Securities and Exchange Commission ("SEC") by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

    For the fiscal year ended February 28, 1998, the International Equity Portfolio incurred the following distribution expenses:

                                                                     AMOUNT PAID TO
                                                                     3RD PARTIES BY
                                                       TOTAL DIST.     SIDCO FOR
                                                       EXPENSES AS    DISTRIBUTOR
                                         TOTAL DIST.   A % OF NET       RELATED        SALES     PRINTING   OTHER
PORTFOLIO                       CLASS     EXPENSES       ASSETS         SERVICES      EXPENSES    COSTS     COSTS*
------------------------------  ------   -----------   -----------   --------------   --------   --------   ------
International Equity
  Portfolio...................     D       $  545          .25%            $0            $0         $0        $0

------------------------

* Costs of complying with securities laws pertaining to the distribution of shares.

                       TRUSTEES AND OFFICERS OF THE TRUST

    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Investments Fund Management or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co.

    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Adviser, the Manager and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor, Director and Secretary of SEI Investments and Secretary of the Adviser, the Manager and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--President, Orange County Publishing Co., Inc., Publisher, Paoli News and Paoli Republican, and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI

Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.

    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer--Executive Vice President and President--Asset Management Division of SEI Investments, the Adviser and the Manager since 1994. Senior Vice President, SEI Investments, 1986-1991; Vice President, SEI Investments, 1981-1986.

    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant
Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

    KATHY HEILIG (DOB 12/21/58)--Vice President and Assistant
Secretary--Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

    JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant
Secretary--Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Adviser, and the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.

    CYNTHIA M. PARRISH (DOB 10/23/59)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the SEI Investments, the Adviser, the Manager and the Distributor since August 1997. Branch Chief, Division of Enforcement, U.S. Securities and Exchange Commission, January 1995-August 1997. Senior Counsel--Division of Enforcement, U.S. Securities and Exchange Commission,

September 1992-January 1995. Staff Attorney--Division of Enforcement, U.S. Securities and Exchange Commission, September 1990-August 1992.

    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Adviser, the Manager and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Adviser and the Manager since 1994. Vice President, General Counsel and Assistant Secretary of the Adviser, the Manager and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1994, Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

    LYNDA J. STRIEGEL (DOB 10/30/48)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor.

    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Manager since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

------------------------

 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit
  Committee of the Trust.

    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

    Compensation of officers and affiliated Trustees of the Trust is paid by the Manager. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended February 28, 1998, the Trust paid the following amounts to the Trustees.

                                       AGGREGATE            PENSION OR
                                   COMPENSATION FROM    RETIREMENT BENEFITS   ESTIMATED ANNUAL TOTAL COMPENSATION FROM REGISTRANT
                                   REGISTRANT FOR FYE   ACCRUED AS PART OF     BENEFITS UPON   AND FUND COMPLEX PAID TO DIRECTORS
NAME OF PERSON AND POSITION             2/28/97            FUND EXPENSES         RETIREMENT              FOR FYE 2/28/97
---------------------------------  ------------------   -------------------   ---------------- -----------------------------------
Robert A. Nesher, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
William M. Doran, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
F. Wendell Gooch, Trustee........       $12,881                 $0                   $0        $100,000 for services on 8 boards
Frank E. Morris, Trustee.........       $12,881                 $0                   $0        $100,000 for services on 8 boards
James M. Storey, Trustee.........       $12,881                 $0                   $0        $100,000 for services on 8 boards
George J. Sullivan, Trustee......       $12,881                 $0                   $0        $100,000 for services on 8 boards

    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation $5,000 per Audit Committee meeting attended.

                                  PERFORMANCE

    From time to time, the Trust may advertise yield and/or total return for one or more of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

    The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

    P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Based on the foregoing, the average annual total return for the Portfolios from inception through February 28, 1998, and for the one, five and ten year periods ended February 28, 1998 were as follows:

                                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                           -------------------------------------------------
                                                                               ONE                                 SINCE
PORTFOLIO                                  CLASS                              YEAR       FIVE YEAR   TEN YEAR    INCEPTION
-----------------------------------------  ------------------------------  -----------  -----------  ---------  ------------
International Equity Portfolio             A.............................      10.21%        9.44%       *           52.48%
                                           D (with load).................       4.47%        8.04%       *           42.92%
                                           D (without load)..............       9.92%        9.15%       *           50.50%

Emerging Markets Equity Portfolio          A.............................     (17.72)%       *           *            6.54%

International Fixed Income Portfolio       A.............................       3.23%        *           *           34.05%

Emerging Markets Debt Portfolio            A.............................       5.64%        *           *            5.64%

------------------------

*   Not in operation during such period.

    From time to time, the Trust may advertise the yield of the International Fixed Income Portfolio. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

    Yield = 2([(a-b)/cd + 1](6) - 1) where a = dividends and interest earning during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of a Portfolio and other factors.

    Yields are one basis upon which investors may compare a Portfolio with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

    For the 30-day period ended February 28, 1998, the yield for the International Fixed Income and Emerging Markets Debt Portfolios was 3.66% and 6.35%, respectively.

    The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

                       PURCHASE AND REDEMPTION OF SHARES

    The purchase and redemption price of shares is the net asset value of each share. A Portfolio's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

    Information about the market value of each portfolio security may be obtained by SEI Management from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the last quoted sale price on each Business Day or, if there is no such reported sale, at the most recently quoted bid price.

    Shares of a Portfolio may be purchased in exchange for securities included in the Portfolio subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

    SEI Management will not accept securities for a Portfolio unless: (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or,if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Portfolio.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolios for any period during which the New York Stock Exchange, the Manager, the Advisers, the Distributor and/or the Custodians are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Portfolio of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Portfolio redeemed.

    Portfolio securities may be traded on foreign markets on days other than Business Days or the net asset value of a Portfolio may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time. As a consequence, the net asset value of a share of a Portfolio may not reflect all events that may affect the value of the Portfolio's foreign securities unless the Adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

REDUCTIONS IN SALES CHARGES

    In calculating the sales charge rates applicable to current purchases of Class D shares, members of the following affinity groups and clients of the following broker-dealers, each of which has entered into an agreement with the Distributor, are entitled to the following percentage-based discounts from the otherwise applicable sales charge:

                                                             PERCENTAGE     DATE OFFER  DATE OFFER
NAME OF GROUP                                                 DISCOUNT        STARTS    TERMINATES
---------------------------------------------------------  ---------------  ----------  ----------
BHC Securities, Inc. ....................................           10%      12/29/94      N/A
First Security Investor Services, Inc. ..................           10%      12/29/94      N/A

    Those members or clients who take advantage of a percentage-based reduction in the sales charge during the offering period noted above may continue to purchase shares at the reduced sales charge rate after the offering period relating to each such purchaser's affinity group or broker-dealer relationship has terminated.

    Please contact the Distributor at 1-800-437-6016 for more information.

                     SHAREHOLDER SERVICES (CLASS D SHARES)

    The following is a description of plans and privileges by which the sale charges imposed on the Class D shares of the International Equity Portfolio may be reduced.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts when his or her new investment, together with the current offering price value of all holdings of that shareholder in certain eligible portfolios, reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectus for the sales charge on quantity purchases.

    LETTER OF INTENT: The reduced sales charges are also applicable to the aggregate amount of purchases made by a purchaser within a 13-month period pursuant to a written Letter of Intent provided to the Distributor that (i) does not legally bind the signer to purchase any set number of shares and (ii) provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge imposed under the Letter of Intent and the sales charge that would have otherwise been imposed.

    DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by a Portfolio may be automatically invested in shares of another Portfolio if shares of that Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums.

A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Portfolios and consider the differences in objectives and policies before making any investment.

    REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of the Portfolio has a one-time right to reinvest the redemption proceeds in shares of a Portfolio at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

    EXCHANGE PRIVILEGE: Some or all of the Portfolio's Class D shares for which payment has been received (I.E., an established account), may be exchanged for Class D shares of other portfolios of SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge. SEI Funds' portfolios that are not money market portfolios currently impose a sales charge on Class D shares. A shareholder who exchanges into one of these "non-money market" portfolios will have to pay a sales charge on any portion of the exchanged Class D shares for which he or she has not previously paid a sales charge. If a shareholder has paid a sales charge on Class D shares, no additional sales charge will be assessed when he or she exchanges those Class D shares for other Class D shares. If a shareholder buys Class D shares of a "non-money market" fund and receives a sales load waiver, he or she will be deemed to have paid the sales load for purposes of this exchange privilege. In calculating any sales charge payable on an exchange transaction, the SEI Funds will assume that the first shares a shareholder exchanges are those on which he or she has already paid a sales charge. Sales charge waivers may also be available under certain circumstances, as described in the Prospectuses. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

    A shareholder may exchange the shares of the Portfolio's Class D shares, for which good payment has been received, in his or her account at any time, regardless of how long he or she has held his or her shares.

    Each Exchange Request must be in proper form (I.E., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone, proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of the Portfolio (the "Old Portfolio") to be exchanged and the purchase at net asset value (I.E., without a sales charge) of the shares of the other portfolios (the "New Portfolios"). Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in each Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Portfolios, and thus the purchase of shares of the New Portfolios, may be delayed for up to seven days if the Portfolio determines that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a shareholder's Exchange Request to the Portfolio subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

                                     TAXES

QUALIFICATION AS A RIC

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement. New legislation, as well as administrative or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for treatment as a regulated investment company ("RIC") under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including gains from forward contracts) derived with respect to its business of investing in stocks or securities; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers of which the Portfolio owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 90% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

    The use of hedging strategies, such as entering into forward foreign currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from foreign currencies, and income from transactions in forward contracts that are directly related to a Portfolio's business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. Income from the disposition of foreign currencies, and forward foreign currency contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities will be subject to the Short-Short Limitation if they are held for less than three months and may by regulation be excluded from qualifying income.

    Any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether a Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation.

    If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders.

    A gain or loss realized by a shareholder on the sale or exchange of shares of a Portfolio held as a capital asset will be long-term capital gain or loss if the holding period for the shares exceeds one year, and otherwise will be short-term gain or loss. Any loss realized on a sale or exchange of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion or undistributed capital gain with respect to such shares.

    A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

    With respect to investments in STRIPS, TR's, TIGR's, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell Portfolio securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

STATE TAXES

    A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their tax advisors regarding the state and local tax consequences of investments in a Portfolio.

FOREIGN TAXES

    Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Portfolio will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Portfolio. Pursuant to the election, a Portfolio will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Portfolio makes the election, it will report annually to its shareholders the respective amounts per share of the Portfolio's income from sources within, and taxes paid to, foreign countries and United States possessions.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisers are responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser or sub-advisers may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisers or sub-advisers under the Advisory Agreement and Sub-Advisory Agreements, and the expenses of the Advisers and sub-advisers will not necessarily be reduced as a result of the receipt of such supplemental information. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio performance evaluation and technical market analyses. Such services are used by the Advisers or sub-advisers in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used exclusively with respect to the fund or account generating the brokerage.

    The money market securities in which a Portfolio invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Portfolio will primarily consist of dealer spreads and underwriting commissions.

    It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    In connection with transactions effected for Portfolios operating within the "Manager of Managers" structure, SIMC and the various firms that serve as sub-advisers to certain Portfolios of the Trust, in the exercise of joint investment discretion over the assets of a Portfolio, may direct a substantial portion of a Portfolio's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.

    For the fiscal year ended February 28, 1998, the Portfolios paid the following brokerage fees:

                                                                                        % TOTAL                       TOTAL $
                                                      TOTAL $ AMOUNT    % OF TOTAL      BROKERED       TOTAL $       AMOUNT OF
                                     TOTAL $ AMOUNT    OF BROKERAGE     BROKERAGE     TRANSACTIONS    AMOUNT OF      BROKERAGE
                                      OF BROKERAGE     COMMISSIONS     COMMISSIONS      EFFECTED       BROKERED     COMMISSIONS
                                       COMMISSION        PAID TO         PAID TO        THROUGH      TRANSACTIONS    PAID FOR
                                      PAID IN 1998    AFFILIATES IN     AFFILIATES     AFFILIATES    FOR RESEARCH   RESEARCH IN
PORTFOLIO                                (000)          1998 (000)       IN 1998        IN 1998        IN 1998         1998
-----------------------------------  --------------   --------------   ------------   ------------   ------------   -----------
International Equity Portfolio.....    $    2,134        $    783        36.69%         10.15%       $30,341,057     $ 21,034
Emerging Markets Equity
  Portfolio........................    $   20,770        $     18         0.01%          0.01%       $14,039,974     $ 32,156
International Fixed Income
  Portfolio........................    $        0        $      0            0%             0%       $         0     $      0
Emerging Markets Debt
  Portfolio........................    $        0        $      0            0%             0%       $         0     $      0

    For the fiscal years ended February 29, 1996 and February 28, 1997, the Portfolios paid the following brokerage fees:

                                                                       TOTAL $ AMOUNT   TOTAL $ AMOUNT
                                     TOTAL $ AMOUNT   TOTAL $ AMOUNT    OF BROKERAGE     OF BROKERAGE
                                      OF BROKERAGE     OF BROKERAGE     COMMISSIONS      COMMISSIONS
                                      COMMISSIONS      COMMISSIONS        PAID TO          PAID TO
                                      PAID IN 1996     PAID IN 1997    AFFILIATES IN    AFFILIATES IN
PORTFOLIO                                (000)            (000)          1996 (000)       1997 (000)
-----------------------------------  --------------   --------------   --------------   --------------
International Equity Portfolio.....    $    1,604       $    2,320        $    577         $    383
Emerging Markets Equity
  Portfolio........................    $      487       $    1,812        $      0         $     86
International Fixed Income
  Portfolio........................    $        0       $        0        $      0         $      0
Emerging Markets Debt Portfolio....       *                *                *                *

------------------------

*   Not in operation during such period.

    The principal reason for the increase in brokerage commissions paid by the International Equity Portfolio in the last three fiscal years was the growth of the assets in the International Equity Portfolio.

    For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, Class D Shareholders paid the following sales charges:

                                                                                      DOLLAR AMOUNT OF
                                                      DOLLAR AMOUNT OF               CHARGES RETAINED BY
                                                           CHARGES                     THE DISTRIBUTOR
                                               -------------------------------  -----------------------------
PORTFOLIO                                         1996      1997       1998       1996      1997      1998
---------------------------------------------    -----     -------  ----------  ---------  -------  ---------
International Equity Portfolio--Class D......  $       0   $ 3,103  $      461  $      0   $   342  $     50

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Advisers may place Portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The portfolio turnover rate for each Portfolio for the fiscal years ended February 28, 1997 and February 28, 1998 was as follows:

                                                                                                       TURNOVER RATE
                                                                                                  ------------------------
PORTFOLIO                                                                                            1997         1988
------------------------------------------------------------------------------------------------  -----------  -----------
International Equity Portfolio..................................................................        117%          75%
Emerging Markets Equity Portfolio...............................................................        100%          76%
International Fixed Income Portfolio............................................................        352%         280%
Emerging Markets Debt Portfolio.................................................................          *          269%

------------------------

*   Not in operation during such period.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share upon liquidation entitles a shareholder to a PRO RATA share in the net assets of that Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                                     VOTING

    Where the Prospectuses for the Portfolios or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of a Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by Proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of June 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers.

INTERNATIONAL EQUITY PORTFOLIO:

                              NAME AND ADDRESS                                 NUMBER OF SHARES   PERCENT OF FUNDS
-----------------------------------------------------------------------------  -----------------  -----------------
SEI Trust Company ...........................................................     72,073,304.570          76.76%
Attn: Jacqueline Esposito
Oaks, PA 19456

INTERNATIONAL FIXED INCOME:

                              NAME AND ADDRESS                                 NUMBER OF SHARES   PERCENT OF FUNDS
-----------------------------------------------------------------------------  -----------------  -----------------
SEI Trust Company ...........................................................    32,591,444.1150          78.15%
Attn: Jacqueline Esposito
Oaks, PA 19456

EMERGING MARKETS EQUITY:

                              NAME AND ADDRESS                                 NUMBER OF SHARES   PERCENT OF FUNDS
-----------------------------------------------------------------------------  -----------------  -----------------
SEI Trust Company ...........................................................    46,022,896.1750          83.20%
Attn: Jacqueline Esposito
Oaks, PA 19456

EMERGING MARKETS DEBT:

                              NAME AND ADDRESS                                 NUMBER OF SHARES   PERCENT OF FUNDS
-----------------------------------------------------------------------------  -----------------  -----------------
SEI Trust Company ...........................................................    16,239,979.7430          92.45%
Attn: Jacqueline Esposito
Oaks, PA 19456

                                    EXPERTS

    The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                    COUNSEL

    Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

    The Trust's financial statements for the fiscal year ended February 28, 1998, including notes thereto and the report of Price Waterhouse LLP thereon, are herein incorporated by reference from the Trust's 1998 Annual Report. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.